SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

     [ ] Preliminary Proxy Statement

     [ ] Confidential, for use of the Commission Only (as permitted by Rule
         14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [x] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to (ss.) 240.14a-11c) or (ss.) 240.14a-12

                            Global Income Fund, Inc.
      --------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6( i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction: (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

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                            GLOBAL INCOME FUND, INC.
                                11 Hanover Square
                               New York, NY 10005

                            IMPORTANT - TIME IS SHORT

                  YOUR VOTE NOW WILL HELP REDUCE FUND EXPENSES
                            OF FURTHER SOLICITATION.


                                                                October 11, 2006

Dear Fellow Stockholder:

     The Annual Meeting has been adjourned until October 31, 2006 at 9:00 a.m. to allow time to solicit additional proxies. We previously mailed to you proxy materials relating to the Annual Meeting of Stockholders of Global Income Fund, Inc. to be held on Wednesday, September 20, 2006. According to our latest records, we have not received your vote for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting.

   PLEASE VOTE NOW BY CALLING THE TOLL FREE NUMBER LISTED IN THE ACCOMPANYING
       MATERIAL SUPPLIED BY YOUR BANK, BROKER, FINANCIAL ADVISOR OR CALL

                                 1-866-470-3300

                     FOR ASSISTANCE WITH VOTING YOUR SHARES.

     PLEASE VOTE NOW TO HELP REDUCE THE EXPENSES ASSOCIATED WITH FURTHER SOLICITATION FOR THE ANNUAL MEETING.

     Thank you for your cooperation and continued support.


                                                Sincerely,
                                                /s/Thomas B. Winmill
                                                Thomas B. Winmill
                                                President